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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                       13-4000208
(State or other jurisdiction of             (IRS Employer Identification Number)
       incorporation)

                                     0-23761
                            (Commission File Number)


                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)




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ITEM 8.01 Other Events

         In connection with the acquisition of LTDnetwork, Inc. ("LTDN"), Brilliant Technologies Corporation (the "Company") issued warrants (the "LTDN Warrants") to the former stockholders of LTDN as part of the consideration for such acquisition. The LTDN Warrants, as amended, provided that the exercise period for the LTDN Warrants would be extended subject to the Company having a sufficient number of authorized shares of common stock of the Corporation available to be issued upon the exercise of the LTDN Warrants but only if such sufficient number of shares were authorized by December 31, 2006. The board of directors has determined to extend such date to December 31, 2007. As a result, the definition of "Exercise Period" in the Warrant Agreement relating to the LTDN Warrants has been amended to read as follows:

                  ""Exercise Period" means the period commencing on the date the
                   Merger is consummated and terminating on June 18, 2006 and the period commencing on the date (the "Second Commencement Date") Parent files with the Secretary of State of the State of Delaware an amendment to Parent's Certificate of Incorporation to increase the authorized capital stock of Parent in an amount equal to the greater of (x) 1,300,000,000 shares of Common Stock and (y) 120% of the sum of (A) the outstanding number of shares of Common Stock on the Second Commencement Date, (B) with respect to securities of Parent that are convertible or exercisable into shares of Common Stock (including the Warrants), the number of shares of Common Stock that are issuable upon the conversion or exercise of such securities on the Second Commencement Date and (C) without duplication of securities referenced in clause (B) above, the number of shares of Common Stock that Parent is obligated to issue pursuant to any binding obligation of Parent in effect as of the Second Commencement Date and terminating (i) with respect to 25% of the aggregate Warrants under this Agreement, at 5:00 p.m. on the 60th day following the Second Commencement Date, (ii) with respect to 25% of the aggregate Warrants under this Agreement, at 5:00 p.m. on the 90th day following the Second Commencement Date,
                   (iii) with respect to 25% of the aggregate Warrants under this Agreement, at 5:00 p.m. on the 120th day following the Second Commencement Date and (iv) with respect to 25% of the aggregate Warrants under this Agreement, at 5:00 p.m. on the 150th day following the Second Commencement Date; provided that if the Second Commencement Date does not occur prior to December 31, 2007 the Exercise Period shall terminate on December 31, 2007."

Such Warrant Agreement is incorporated by reference herein to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 17, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Brilliant Technologies Corporation,
Dated: December 14, 2006
                                             /s/ Allan Klepfisz
                                             -----------------------------------
                                             Allan Klepfisz
                                             Chief Executive Officer